                                                                    EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 5, 1997, in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-34323) and related Prospectus of HydroChem Industrial Services, Inc. for the registration of $110,000,000 of HydroChem Industrial Services, Inc. 10 3/8% Senior Subordinated Notes due 2007.


                                                   ERNST & YOUNG LLP


Houston, Texas
October 1, 1997